Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury

    Chief Financial and Portfolio Officer

    (949) 718-4400

NHP INCREASES GUIDANCE, ANNOUNCES $147.6 MILLION OF SECOND QUARTER INVESTMENTS AND REPORTS SECOND QUARTER FINANCIAL RESULTS

(NEWPORT BEACH, California, August 3, 2005)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced an increase in its 2005 FFO guidance range excluding impairments to between $1.76 per share and $1.80 per share, second quarter 2005 operating results and investments totaling $147.6 million – inclusive of the previously announced $120.8 million buyout of JER’s joint venture interest that closed on May 3, 2005.

2005 SECOND QUARTER RESULTS

The following table presents selected financial results for the second quarter of 2005 and the six months ended June 30, 2005 as compared to 2004:

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended June 30

Item	2005	2004	Change
Revenues	$54,982	$46,314	$8,668	18.7%
Net Income	$19,982	$17,372	$2,610	15.0%
Net Income Per Share	$0.24	$0.23	$0.01	4.3%
Diluted FFO	$32,296	$27,805	$4,491	16.2%
Diluted FFO Before Impairments	$33,189	$27,805	$5,384	19.4%
Diluted FFO Per Share	$0.45	$0.42	$0.03	7.1%
Diluted FFO Per Share Before Impairments	$0.46	$0.42	$0.04	9.5%

Six Months Ended June 30

Item	2005	2004	Change
Revenues	$105,774	$86,616	$19,158	22.1%
Net Income	$33,343	$31,928	$1,415	4.4%
Net Income Per Share	$0.38	$0.43	$(0.05)	(11.6)%
Diluted FFO	$56,732	$51,051	$5,681	11.1%
Diluted FFO Before Impairments	$64,794	$51,051	$13,743	26.9%
Diluted FFO Per Share	$0.78	$0.78	$—	—
Diluted FFO Per Share Before Impairments	$0.90	$0.78	$0.12	15.4%

Funds From Operation (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

Diluted FFO per share for the second quarter was $0.45. Prior to an impairment of $893,000 (and including the add-back of dividends on our convertible preferred stock that are dilutive at this level of FFO), FFO before such charge was $33,189,000, or $0.46 per share. As part of our commitment to improving our portfolio, we acquired a 16 year old skilled nursing facility in April to replace a 42 year old skilled nursing facility that we expect to sell during the third quarter, resulting in the impairment charge above. The results for the six months ended June 30, 2005 also include impairments totaling $7,169,000 and a separation charge of $585,000 related to our former CFO. The results for the six months ended June 30, 2004 included the impact of a charge of $1,402,000 related to the retirement of our former CEO.

NEW INVESTMENTS

We have completed $214.5 million of investments during the first six months of 2005. During the second quarter we completed $26.8 million of investments in addition to the previously announced $120.8 million acquisition of JER Senior Housing, LLC’s interest in our joint venture comprised of 46 assisted living and Alzheimer facilities that are master leased to and operated by Alterra Healthcare Corporation. The other investments are as follows:

•	Assisted Living. $15.9 million ($85,500 per unit) for two assisted living facilities (that will be added to separate existing master leases) with a blended initial yield of 9.4% and estimated CPI based increases averaging 2.3%.

•	Skilled Nursing. $6.5 million ($36,000 per bed) for two skilled nursing facilities (one of which is a mortgage and the other will be added to an existing master lease) with a blended initial yield of 10.3% and estimated CPI-based increases of 2%.

•	Other. $4.4 million for capital expenditures and an asset swap with American Retirement Corporation, all of which will yield rent and annual increases at varying rates.

2005 FINANCING TRANSACTIONS

•	On May 18, 2005, we issued $250 million of 6.0% senior unsecured notes maturing on May 20, 2015, resulting in net proceeds of $242.8 million.

•	We assumed a mortgage loan in the amount of $59.5 million with interest at LIBOR plus 4% (approximately 7.4% at June 30, 2005) maturing in two years as part of our acquisition of our joint venture discussed above. Effective June 30, 2005, we refinanced that debt with a five year note at a fixed rate of 5.56% resulting in projected annual savings of approximately $1.1 million.

2005 OVERVIEW

“We are pleased with our six month 2005 revenue growth of 22.1% and increase in FFO before impairments of 26.9% over the same period last year,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “Our portfolio management program yielded promising results with the launching of our skilled nursing facility replacement program which we believe over time will significantly improve our skilled nursing portfolio. We are also pleased to have completed an asset swap with American Retirement Corporation. The swap allowed us to improve the composition and coverage of our existing portfolio with them.”

2005 GUIDANCE

We have modified our 2005 FFO guidance range excluding impairments to reflect the acquisitions and financings completed to date. We are increasing our guidance range for FFO before impairments to between $1.76 per share and $1.80 per share from between $1.70 per share to $1.76 per share. This increase is due in large part to fewer purchase options being exercised to date by tenants than we expected and by $174.6 million of new investments since we provided our original guidance in February. We believe it is likely that purchase options that have not been exercised to date may be exercised later this year or in the future. A reconciliation between net income, FFO and FFO before impairments on a per share basis for guidance purposes is included in the accompanying financial data.

Although management has reiterated its commitment to continue accretive acquisitions in 2005, this guidance incorporates no results from acquisitions besides the $214.5 million of acquisitions completed during the first two quarters, nor does it incorporate the impact of any future capital transactions or any future impairments that might arise. This guidance also assumes asset sales with net proceeds during the remainder of the year in a range of $39 million to $74 million.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast later today at 1:30 p.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended June 30, 2005. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 7836570 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PDT that day until midnight Wednesday, August 17, 2005. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 7836570. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company has investments in 426 facilities in 39 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on February 24, 2005.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

JUNE 30, 2005

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenues:
Rental income	$52,507	$43,083	$100,804	$80,208
Interest and other income	2,475	3,231	4,970	6,408

	54,982	46,314	105,774	86,616
Expenses:
Interest & amortization of deferred financing costs	17,034	14,646	31,620	27,268
Depreciation and amortization	14,219	11,880	27,381	22,125
General and administrative	3,213	3,348	7,114	7,215
Impairment of assets	—	—	310	—

	34,466	29,874	66,425	56,608

Income before unconsolidated entity	20,516	16,440	39,349	30,008
Income from unconsolidated joint venture	(158)	518	689	930

Income from continuing operations	20,358	16,958	40,038	30,938
Discontinued operations
Gain/(loss) on sale of facilities	—	(204)	33	(204)
Income/(loss) from discontinued operations	(376)	618	(6,728)	1,194

	(376)	414	(6,695)	990

Net income	19,982	17,372	33,343	31,928
Preferred stock dividends	(3,981)	(1,919)	(7,963)	(3,839)

Income available to common stockholders	$16,001	$15,453	$25,380	$28,089

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.24	$0.23	$0.48	$0.41
Discontinued operations	—	—	$(0.10)	$0.02

Net income	$0.24	$0.23	$0.38	$0.43

Weighted average shares outstanding	67,336	66,561	67,183	65,679

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

JUNE 30, 2005

(IN THOUSANDS)

	June 30, 2005	December 31, 2004
ASSETS
Investments in real estate:
Real estate properties
Land	$210,041	$187,666
Buildings and improvements	1,868,341	1,665,290

	2,078,382	1,852,956
Less accumulated depreciation	(327,863)	(303,766)

	1,750,519	1,549,190
Mortgage loans receivable, net	78,082	75,453
Investment in unconsolidated joint venture	—	12,747

	1,828,601	1,637,390
Cash and cash equivalents	12,979	8,473
Receivables	7,252	7,470
Assets held for sale	4,443	3,050
Other assets	55,713	53,728

	$1,908,988	$1,710,111

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank borrowings	$96,000	$186,000
Senior notes due 2006 - 2038	702,000	470,000
Notes and bonds payable	254,207	187,409
Accounts payable and accrued liabilities	53,996	50,876

Total liabilities	1,106,203	894,285
Stockholders’ equity:
Series A Preferred Stock	100,000	100,000
Series B Preferred Stock	106,450	106,450
Common stock	6,741	6,681
Capital in excess of par value	879,620	868,091
Cumulative net income	842,118	808,775
Cumulative dividends	(1,132,144)	(1,074,171)

Total stockholders’ equity	802,785	815,826

	$1,908,988	$1,710,111

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2005

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Net income	$19,982	$17,372	$33,343	$31,928
Preferred stock dividends	(3,981)	(1,919)	(7,963)	(3,839)
Real estate related depreciation and amortization	14,173	11,963	27,345	22,309
Depreciation in income from joint venture	60	185	246	372
(Gain)/loss on sale of facilities	—	204	(33)	204
(Gain)/loss on sale of facility from joint venture	—	—	(330)	77

Funds From Operations (“FFO”) available to common stockholders (1)	30,234	27,805	52,608	51,051
Series B Preferred dividend add-back	2,062	—	4,124	—

Diluted FFO	32,296	27,805	56,732	51,051
Impairments	893	—	8,062	—

Diluted FFO before impairments	33,189	27,805	64,794	51,051

Weighted average shares outstanding	67,336	66,561	67,183	65,679
Series B Preferred Stock add-back	4,681	—	4,681	—

Diluted weighted average shares outstanding	72,017	66,561	71,864	65,679

Basic/diluted per share amounts:
FFO	$0.45	$0.42	$0.78	$0.78

FFO before impairments	$0.46	$0.42	$0.90	$0.78

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2005

PORTFOLIO COMPOSITION
EQUITY OWNERSHIP		96%
MORTGAGE LOANS RECEIVABLE		4%

		100%
ASSISTED AND INDEPENDENT LIVING FACILITIES		58%
SKILLED NURSING FACILITIES		34%
CONTINUING CARE RETIREMENT COMMUNITIES		5%
OTHER		3%

		100%

	FACILITIES	INVESTMENT
OWNED FACILITIES
ASSISTED & IND LIVING FACILITIES	215	$1,246,593,000	$79,310	PER UNIT
SKILLED NURSING FACILITIES	180	688,038,000	$33,721	PER BED
CONTINUING CARE RETIREMENT COM.	6	76,613,000	$65,092	PER BED/UNIT
SPECIALTY HOSPITALS	7	67,138,000	$221,578	PER BED

	408	$2,078,382,000

	FACILITIES	LOAN VALUE
MORTGAGE LOANS RECEIVABLE
SKILLED NURSING FACILITIES	14	$50,519,000	$25,828	PER BED
ASSISTED & IND LIVING FACILITIES	1	8,500,000	$67,460	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	19,063,000	$44,540	PER BED/UNIT

	16	$78,082,000

		2005	2004	2003
TOTAL RENT COVERAGE - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES		1.4x	1.3x	1.3x
SKILLED NURSING FACILITIES		2.3x	1.9x	1.7x
CONTINUING CARE RETIREMENT COMMUNITIES		1.5x	1.6x	1.6x

OCCUPANCY- MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES		89%	89%	88%
SKILLED NURSING FACILITIES		80%	80%	82%
CONTINUING CARE RETIREMENT COMMUNITIES		91%	89%	89%

PERCENT PRIVATE PAY AND MEDICARE
ASSISTED AND INDEPENDENT LIVING FACILITIES		100%	100%	100%
SKILLED NURSING FACILITIES		43%	34%	31%

AVERAGE AGE OF FACILITY IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES		10
SKILLED NURSING FACILITIES		30

AVERAGE REMAINING LEASE TERM IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES		13
SKILLED NURSING FACILITIES		8

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2005

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
INVESTMENT BY OPERATOR
(excluding assets held for sale)
ALTERRA HEALTHCARE CORPORATION	100	$344,285,000	16%	16%
AMERICAN RETIREMENT CORPORATION*	16	185,357,000	9%	9%
EMERITUS CORPORATION*	23	179,467,000	8%	7%
ATRIA SENIOR LIVING GROUP	17	124,583,000	6%	8%
LAUREATE GROUP	8	105,921,000	5%	4%
BEVERLY ENTERPRISES, INC.*	28	99,985,000	5%	6%
EPOCH SENIOR LIVING, INC.	10	95,170,000	4%	4%
COMPLETE CARE SERVICES	35	73,336,000	3%	4%
SENIOR SERVICES OF AMERICA	10	67,746,000	3%	2%
LIFE CARE CENTERS OF AMERICA, INC.	10	61,389,000	3%	3%
AMERICAN SENIOR LIVING	10	58,888,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	17	50,075,000	2%	3%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	2%
THE NEWTON GROUP, LLC	4	42,422,000	2%	1%
HEARTH MANAGEMENT, LLC	3	41,285,000	2%	2%
OTHER - PUBLIC COMPANIES	14	56,975,000	3%	3%
OTHER	117	523,935,000	24%	23%

	424	$2,156,464,000	100%	100%

* PUBLIC COMPANY

SECURITY DEPOSITS
BANK LETTERS OF CREDIT		$37,737,000
CASH DEPOSITS		19,671,000

		$57,408,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT (MATURES 4/07)		$96,000,000	4%
SENIOR DEBT		956,207,000	44%
EQUITY (UNDEPRECIATED BOOK BASIS)		1,130,648,000	52%

		$2,182,855,000

		AMOUNT	WEIGHTED RATE
DEBT COMPOSITION
FIXED RATE		$932,750,000	7.3%
FLOATING RATE		$23,457,000	2.9%
FLOATING RATE REVOLVING BANK LINE OF CREDIT		$96,000,000	6.25% Prime/4.45% LIBOR

	FACILITIES	INVESTMENT
CURRENT QUARTER INVESTMENTS
SKILLED NURSING FACILITIES	2	$6,515,000	$31,024	PER BED
ASSISTED & IND LIVING FACILITIES	48	136,740,000	$92,330	PER UNIT
FACILITY SWAP	—	1,500,000
EARNOUT	—	700,000
CAPITAL EXPENDITURES	—	2,177,000

	50	$147,632,000

CURRENT YEAR INVESTMENTS
SKILLED NURSING FACILITIES	14	$56,744,000	$42,633	PER BED
ASSISTED & IND LIVING FACILITIES	50	151,010,000	$93,737	PER UNIT
FACILITY SWAP	—	1,500,000
EARNOUT	—	1,400,000
CAPITAL EXPENDITURES	—	3,845,000

	64	$214,499,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2005

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2006	63,500,000		7.4%
Q1 2007	25,000,000		7.4%
Q2 2007	60,000,000		7.4%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	25,000,000		8.5%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	50,000,000		7.8%
2010	—		—
2011	—		—
2012	100,000,000		8.3%
THEREAFTER	250,000,000		6.0%

	$702,000,000		7.0%

(1) Includes $55,000,000 of 6.9% MTNs putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.

(2) Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.

(3) Includes $33,500,000 of 7.6% MTNs putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q3 2005	$1,397,000		7.6%
Q4 2005	13,015,000		7.6%
2007	725,000		5.8%
2010	69,687,000		6.0%
2011	5,884,000		7.7%
2012	34,681,000		7.6%
2013	43,168,000		6.0%
2014	—		—
THEREAFTER	85,650,000		5.4%

	$254,207,000		6.1%

LEASE EXPIRATIONS

YEAR	MINIMUM RENT		NUMBER OF FACILITIES
2005	3,250,000		6
2006	7,145,000		21
2007	6,316,000		14
2008	2,451,000		5
2009	3,148,000		8
2010	12,309,000		25
2011	4,828,000		15
2012	17,284,000		19
2013	15,402,000		31
2014	25,634,000		33
THEREAFTER	104,206,000		231

	$201,973,000		408

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2005

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2005	436,000	—
2006	5,450,000	2
2007	9,209,000	1
2008	5,576,000	1
2009	879,000	—
2010	1,027,000	—
2011	5,017,000	2
2012	1,248,000	—
2013	9,878,000	—
2014	1,520,000	—
THEREAFTER	37,991,000	10

	$78,231,000	16

RECONCILIATION OF 2005 NET INCOME GUIDANCE TO 2005 FFO GUIDANCE

	Low	High
Net income	$1.26	$1.22
Less: preferred dividends	(0.11)	(0.11)
Real estate related depreciation and amortization	0.77	0.78
Less: gains on sale	(0.19)	(0.12)
Dilution from convertible preferred stock	(0.08)	(0.08)

Funds from operations	1.65	1.69
Impairments of assets	0.11	0.11

FFO before impairments	$1.76	$1.80